                                 PROMISSORY NOTE

--------------------- ------------------- ----------------- ---------------- ------------ ---------- ---------- ---------------
     Principal            Loan Date           Maturity          Loan No        Calif /     Account    Officer      Initials
    $550,000.00           09-25-2007         09-25-2010       2000208826        Coll       309275       123
                                                                                5800
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References  in the boxes  above are for  Lender's  use only and do not limit the applicability  of this document to any  particular  loan or item. Any item above
containing   "*  *  *"  has  been  omitted  due  to  text  length   limitations.
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Borrower:       ELECSYS CORPORATION:  DCI, INC.; NTG, INC.:                 Lender:     Bank Midwest N.A.
                and ER ACQUISITION CORP.                                                City Center Square Facility
                846 N. MARTWAY COURT                                                    1100 Main, Suite 350
                OLATHE, KS  66061                                                       Kansas City, MO  64105

===================================================================================================================

Principal Amount: $550,000.00                 Interest Rate: 9.000%             Date of Note: September 25, 2007

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PROMISE TO PAY.  ELECSYS  CORPORATION;  DCI, INC.; NTG, INC,; and ER ACQUISITION
CORP.  ("Borrower")  jointly and  severally  promise to pay to Bank Midwest N.A.
("Lender"),  or order,  in lawful  money of the United  States of  America,  the principal amount of Five Hundred Fifty Thousand & 00/100 Dollars  ($550,000.00),
together with  interest at the rate of 9.000% per annum on the unpaid  principal balance from  September  25,  2007,  until paid in full.  The interest  rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT.  Borrower will pay this loan in 36 payments of $17,523.57 each payment.
Borrower's  first payment is due October 25, 2007, and all  subsequent  payments are due on the same day of each month after that.  Borrower's final payment will be due on September  25,  2010,  and will be for all  principal  and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by  applicable  law,  payments  will be applied  first to any accrued unpaid interest; then to principal; than to any unpaid collection costs;
and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis;  that is, by applying the ratio of the annual  interest rate over a year  of 360  days,  multiplied  by the  outstanding  principal  balance, multiplied by the actual number of days the  principal  balance is  outstanding.
Borrower will pay Lender at Lender's  address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are  earned  fully as of the date of the loan and will not be  subject to refund upon early  payment  (whether  voluntary or as a result of  default),  except as otherwise  required by law.  Except for the foregoing,  Borrower may pay without penalty  all or a portion  of the  amount  owed  earlier  than it is due.  Early payments will not,  unless agreed to by Lender in writing,  relieve  Borrower of
Borrower's  obligation to continue to make payments under the payment  schedule.
Rather,  early payments will reduce the principal  balance due and may result in
Borrower's  making fewer  payments.  Borrower agrees not to send Lender payments marked "paid in full",  "without  recourse",  or similar  language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note,  and Borrower will remain  obligated to pay any further  amount
owed  to  Lender.  All  written  communications   concerning  disputed  amounts,
including any check or other payment  instrument that indicates that the payment constitutes  "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full  satisfaction  of a disputed amount must be mailed or  delivered  to Bank Midwest N A , City Center  Square  Facility,  1100
Main, Suite 350, Kansas City, MO 64105

LATE CHARGE.  If a payment is more than 10 days late,  Borrower  will be charged
5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the interest rate on this Note shall be increased by 5.000 percentage points.  However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note

         Payment Default.  Borrower fails to make any payment when due under this Note

         Other  Defaults.  Borrower fails to comply with or to perform any other term,  obligation,  covenant or condition  contained in this Note or in any of the related  documents or to comply with or to perform any term, obligation,  covenant or  condition  contained  in any other  agreement between Lender and Borrower.

         Default in Favor of Third  Parties.  Borrower or any  Grantor  defaults under any loan,  extension of credit,  security agreement,  purchase or sales agreement, or any other agreement, in favor of any other creditor or person  that may  materially  affect any of  Borrower's  property or
         Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

         False  Statements.  Any warranty,  representation  or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the  related  documents  is  false  or  misleading  in any  material respect,  either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

         Insolvency. The dissolution or termination of Borrower's existence as a going  business,  the  insolvency  of Borrower,  the  appointment  of a receiver for any part of Borrower's  property,  any  assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
         Borrower.

         Creditor or Forfeiture  Proceedings,  Commencement  of  foreclosure  or forfeiture  proceedings,  whether by  judicial  proceeding,  self-help, repossession or any other method, by any creditor of Borrower or by any governmental  agency  against  any  collateral  securing  the loan This includes a garnishment of any of Borrower's accounts, including deposit accounts,  with Lender.  However, this Event of Default shall not apply if there is a good faith  dispute by  Borrower  as to the  validity  or reasonableness  at the  claim  which is the  basis of the  creditor  or forfeiture  proceeding  and if Borrower  gives Lender written notice of the creditor or forfeiture  proceeding  and deposits with Lender monies or a surety  bond for the  creditor  or  forfeiture  proceeding,  in an amount  determined  by  Lender,  in its  sole  discretion,  as being an adequate reserve or bond for the dispute,

         Events  Affecting  Guarantor.  Any of the preceding  events occurs with respect to any guarantor,  endorser,  surety, or accommodation party of any  of  the  indebtedness  or  any  guarantor,  endorser,  surety,  or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability  under,  any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required  to,  permit the  guarantor's  estate to assume  unconditionally the obligations arising under the guaranty in a manner  satisfactory  to Lender,  and,  in doing so,  cure any Event of
         Default.

         Change In  Ownership.  Any change in ownership of  twenty-five  percent
         (125%) or more of the common stock of Borrower.

         Adverse  Change.   A  material  adverse  change  occurs  in  Borrower's
         financial  condition,  or Lender  believes  the  prospect of payment or performance of this Note is impaired.

         Cure  Provisions.  If any  default,  other than a default in payment is curable and if Borrower  has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower,  after  receiving  written notice from Lender demanding  cure of such  default (1) cures the default  within ten (10)
         days; or (2) if the cure requires more than ten (10) days,  immediately initiates  steps which Lender deems in Lender's  sole  discretion to be sufficient to cure the default and  thereafter  continues and completes all reasonable and necessary steps sufficient to produce  compliance as soon as reasonably practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject to any limits under applicable law, Lender's  attorneys' fees and  Lender's  legal  expenses  whether  or not  there is a  lawsuit,  including attorneys' fees and expenses for bankruptcy  proceedings  (including  efforts to modify  or  vacate  any  automatic  stay or  injunction),  and  appeals.  If not prohibited  by  applicable  law,  Borrower  also  will pay any court  costs,  in addition to all other sums provided by law.

GOVERNING  LAW.  This Note will be governed by federal law  applicable to Lender and,  to the  extent not  preempted  by  federal  law,  the laws of the State of
Missouri  without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JACKSON County, State of Missouri.

DISHONORED  ITEM FEE.  Borrower  will pay a fee to Lender of $15.00 if  Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL.  Borrower acknowledges this Note is secured by A COMMERCIAL SECURITY
AGREEMENT IN THE NAME OF ELECSYS CORPORATION, DATED DECEMBER 30, 2005.

A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF NTG, INC , DATED DECEMBER 30, 2005

A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF DCI, INC., DATED DECEMBER 30, 2005

A  COMMERCIAL  SECURITY  AGREEMENT  IN THE NAME OF ER  ACQUISITION  CORP,  DATED
SEPTEMBER 25, 2007

THIS LOAN IS GROSS COLLATERALIZED WITH LOAN NO 2000206013

IN ADDITION, COLLATERAL SECURING OTHER LOANS WITH LENDER ALSO SECURES THIS LOAN

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial/income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

FINANCIAL STATEMENTS.  Furnish Lender with the following.

Annual  Statements.  As soon as  available  after the end of each  fiscal  year,
Borrower's  balance sheet and income  statement for the year ended,  prepared by
Borrower in form satisfactory to Lender.

Additional  Requirements:   Quarterly  Internal  Financial  Statements,  Monthly
Financial Statements,  Accounts Receivable Aging report,  Accounts Payable Aging report and Inventory report.

LOAN COVENANTS.  Loan Covenants to be measured quarterly:

EBITDA to Debt Service - Minimum of 1.5x
Funded Debt to EBITDA - Maximum of 4 0x,  stepping down to 3 5x on September 30,
2008, and 3.0x on September 30, 2009 Funded Debt to Tangible Net Worth - Maximum
of 2 0x Tangible Net Worth - Minimum of $5,000,000.00.

The above terms are defined as follows

EBITDA  means,  with respect to Borrower for any period,  (i) the sum of (a) net income,  (b) cash interest expense,  (c) depreciation and amortization  expense,
(d) federal,  state,  and local income or  franchise  taxes,  and (e) any losses incurred from the sale of fixed assets,  minus (ii) any gains  realized from the sale of fixed  assets,  in each case for such period,  computed and  calculated, without duplication. For purposes of calculating the financial covenants herein,
EBITDA shall not include the EBITDA of any acquired  company or division for any period prior to the date of such acquisition.

Funded Debt means,  as to Borrower at any  particular  time,  the sum of (a) all obligations  for  borrowed  money  (whether as a direct  obligor on a promissory note, bond, debenture,  or other similar instrument,  as a reimbursement obligor with respect to an issued letter of credit or similar instrument,  as an obligor under a guaranty in respect of borrowed money, or as any other type of direct or contingent  obligor),  and (b) all capitalized lease obligations (other than the interest component of such obligations), calculated without duplication.

Debt Service means,  with respect to the Borrower for any period,  the aggregate amount of scheduled  principal and interest expense payments made by Borrower on all Funded Debt.

Tangible  Net  Worth of  Borrower  means  the  Borrower's  shareholder's  equity
(included  retained  earnings),  less the book  value of all  intangible  assets
(including,  without  limitation,  all (i)  deposits  to any  person  other than deposit accounts  maintained with financial  institutions in the ordinary course of business,  (ii) deferred  financing  costs,  net, (iii)  deferred fees,  (iv)
capitalized  product  development,  (v)  receivables  where the  account  debtor thereunder  is a  director,  officer,  employee or agent of the

Borrower,  (vi) receivables where the debtor is a subsidiary or affiliate of the
Borrower,  (vii) goodwill,  and (viii) other  intangible  assets)  determined by
Lender.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its
rights  or  remedies  under  this  Note  without  losing  them.   Each  Borrower
understands and agrees that, with or without notice to Borrower, Lender may with respect  to any  other  Borrower  (a) make  one or more  additional  secured  or unsecured loans or otherwise extend additional  credit,  (b) alter,  compromise, renew,  extend,  accelerate,  or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the  rate  of  interest  on the  indebtedness;  (c)  exchange,  enforce,  waive, subordinate,  fail or decide not to perfect,  and release any security,  with or without the  substitution of new collateral;  (d) apply such security and direct the  order  or  manner  of  sale  thereof,  including  without  limitation,  any non-judicial sale permitted by the terms of the controlling security agreements, as lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's  sureties,  endorsers,  or other guarantors  on any terms or in any manner  Lender may choose;  and (f) determine how,  when and what  application  of payments  and credits  shall be made on any other indebtedness  owing by such other Borrower.  Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment,  demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise  expressly stated in writing,  no party who signs  this  Note,  whether  as  maker,  guarantor,  accommodation  maker or endorser,  shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect
Lender's security  interest in the collateral,  and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan  without the consent of or notice to anyone other than the party with whom the  modification is made. The obligations under this Note are joint and several.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND
US (CREDITOR) FROM  MISUNDERSTANDING OR DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

ELECSYS CORPORATION

By:
     ------------------------------------------------
     KARL B. GEMPERLI, President & CEO of ELECSYS
     CORPORATION

DCI, INC.

By:
    -------------------------------------------------
     KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
     ------------------------------------------------
     KARL B. GEMPERLI, Director/ Treasurer of NTG,
     INC.

ER ACQUISITION CORP.

By:
     ------------------------------------------------
     KARL B. GEMPERLI, Director of ER ACQUISITION
     CORP.

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